Leuthold Core ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 86.8%	Shares	Value
Communication Services Select Sector SPDR Fund	109,007	$9,337,540
Direxion Daily S&P 500 Bear 1x Shares	279,604	3,290,939
Energy Select Sector SPDR Fund	5,577	508,343
Fidelity MSCI Energy Index ETF	69,901	1,753,816
Financial Select Sector SPDR Fund	222,277	9,137,807
Health Care Select Sector SPDR Fund	14,413	2,100,695
Industrial Select Sector SPDR Fund	25,710	3,133,278
Invesco CurrencyShares Euro Currency Trust	11,903	1,177,921
Invesco CurrencyShares Japanese Yen Trust(a)	13,396	770,605
Invesco S&P 500 Equal Weight Consumer Discretionary ETF	26,770	1,286,031
iShares 1-3 Year Treasury Bond ETF	101,129	8,257,183
iShares 5-10 Year Investment Grade Corporate Bond ETF	48,476	2,484,880
iShares 7-10 Year Treasury Bond ETF	16,642	1,558,523
iShares MBS ETF	9,674	888,170
iShares U.S. Healthcare Providers ETF	52,047	2,728,304
iShares U.S. Home Construction ETF	40,166	4,059,176
Simplify MBS ETF	15,360	773,529
SPDR Bloomberg International Corporate Bond ETF	40,166	1,153,367
SPDR Bloomberg International Treasury Bond ETF	105,609	2,263,201
SPDR Bloomberg Short Term High Yield Bond ETF	34,366	858,119
SPDR S&P Homebuilders ETF	11,903	1,203,155
SPDR S&P Retail ETF	27,182	2,038,106
Technology Select Sector SPDR Fund	61,764	13,972,870
VanEck J. P. Morgan EM Local Currency Bond ETF	24,996	594,405
TOTAL EXCHANGE TRADED FUNDS (Cost $65,477,215)		75,329,963

SHORT-TERM INVESTMENTS - 13.2%
Money Market Funds - 13.2%
Fidelity Government Portfolio - Class Institutional, 5.21%(b)	11,433,451	11,433,451
TOTAL SHORT-TERM INVESTMENTS (Cost $11,433,451)		11,433,451

TOTAL INVESTMENTS - 100.0% (Cost $76,910,666)		$86,763,414
Other Assets in Excess of Liabilities - 0.0%(c)		13,194
TOTAL NET ASSETS - 100.0%		$86,776,608

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of June 30, 2024.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Exposure at June 30, 2024 (Unaudited)

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the following three levels:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2024:

Leuthold Core ETF

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$75,329,963	$–	$–	$75,329,963
Money Market Funds	11,433,451	–	–	11,433,451
Total Investments	$86,763,414	$–	$–	$86,763,414

Refer to the Schedule of Investments for additional information.